                                                                      ITEM 10(y)

                               THIRD AMENDMENT TO
               SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
                                  GGPLP L.L.C.

         THIS THIRD AMENDMENT (the "Third Amendment") is made and entered into on the 30th day of October, 2002, by and among the undersigned parties.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, a Delaware limited liability company known as GGPLP L.L.C. (the "Company") exists pursuant to the Delaware Limited Liability Company Act and that certain Second Amended and Restated Operating Agreement dated April 17, 2002, as amended (the "Restated Agreement"); and

         WHEREAS, the parties hereto, being all of the holders of Common Units, Series A Preferred Units and Series B Preferred Units (as such terms are defined in the Restated Agreement), desire to amend the Restated Agreement to set forth certain understandings among them.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Restated Agreement, as amended hereby.

         2. AMENDMENT TO SECTION 7 OF SCHEDULE B. Section 7 of Schedule B to the Restated Agreement is hereby amended by deleting the phrase "April 23" each time it appears therein and substituting "October 30, 2002" in its place and stead.

         3. AMENDMENT TO SECTION 4.3(i)(ii) OF THE RESTATED AGREEMENT. Sections 4.3(i)(ii)(B) through (D) of the Restated Agreement are hereby amended by replacing them in their entirety with the following:

                           "(B) The Company shall not, and shall not permit any
                  of its Subsidiaries or Investment Affiliates to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to Parent Indebtedness (excluding from the definition of Parent Indebtedness for this purpose any guarantee obligations of Parent Group in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates), except for Liens arising out of any arrangement referred to on Schedule 3.aa to the Purchase Agreement (which arrangements are hereby approved) but only to the extent that the Parent Indebtedness outstanding at any time relating to such arrangement does not exceed the maximum amount of Parent Indebtedness that may be incurred in connection with such arrangement in accordance with the terms thereof as of April 17, 2002 (but nothing contained herein shall prohibit the extension of such arrangements in accordance with the existing extension options relating thereto).

                           (C) The Company shall not, and shall not permit any
                  of its Subsidiaries or Investment Affiliates to, incur, assume or permit to exist any Guarantee of Parent Indebtedness (excluding from the definition of Parent Indebtedness for this purpose any guarantee obligations of Parent Group in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates) by any member of the Consolidated Group or any Investment Affiliate other than Guarantees arising out of any arrangement referred to on
                  Schedule 3.aa to the Purchase Agreement (which arrangements are hereby approved) but only to the extent that the Parent Indebtedness outstanding at any time relating to such arrangement does not exceed the maximum amount of Parent Indebtedness that may be incurred in connection with such arrangement in accordance with the terms thereof as of April 17, 2002 (but nothing contained herein shall prohibit the extension of such arrangements in accordance with the existing extension options relating thereto).

                           (D) With respect to any JV, (i) the Company shall
                  not, and shall not permit any of its Subsidiaries or Investment Affiliates (other than such JV) to, incur, assume or permit to exist any Guarantee of JV Indebtedness (excluding from the definition of JV Indebtedness for this purpose any guarantee obligations of such JV in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates (other than such JV)) by any member of the Consolidated Group or any Investment Affiliate (other than such JV) other than a Guarantee of no more than the Company's pro rata portion (based on the Company's direct or indirect percentage ownership interest in such JV) of such JV Indebtedness; (ii) the Company shall not, and shall not permit any of its Subsidiaries or Investment Affiliates (other than such JV) to, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to JV Indebtedness (excluding from the definition of JV Indebtedness for this purpose any guarantee obligations of such JV in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates (other than such JV)); (iii) the Company shall not permit such JV to create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to Indebtedness of another Entity (other than Indebtedness of a member of the Consolidated Group or an Investment Affiliate (in either case, other than another
                  JV) with respect to which Indebtedness such member or Investment Affiliate is the primary obligor); and (iv) the Company shall not permit such JV to create, incur or assume any Guaranty pursuant to any arrangement relating to Indebtedness of another Entity (other than Indebtedness of a member of the Consolidated Group or an Investment Affiliate (in either case, other than another JV) with respect to which Indebtedness such member or Investment Affiliate is the primary obligor)."

         4. AMENDMENT TO SECTION 9(b) OF SCHEDULE B. Sections 9(b)(ii) through
(iv) of Schedule B to the Restated Agreement are hereby amended by replacing them in their entirety with the following:

                           "(ii) The Company shall not, and shall not permit any
                  of its Subsidiaries or Investment Affiliates to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to Parent Indebtedness (excluding from the definition of Parent Indebtedness for this purpose any guarantee obligations of Parent Group in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates), except for Liens arising out of any arrangement referred to on Schedule 3.aa to the Purchase Agreement (which arrangements are hereby approved) but only to the extent that the Parent Indebtedness outstanding at any time relating to such arrangement does not exceed the maximum amount of Parent Indebtedness that may be incurred in connection with such arrangement in accordance with the terms thereof as of April 17, 2002 (but nothing contained herein shall prohibit the extension of such arrangements in accordance with the existing extension options relating thereto).

                           (iii) The Company shall not, and shall not permit any
                  of its Subsidiaries or Investment Affiliates to, incur, assume or permit to exist any Guarantee of Parent Indebtedness (excluding from the definition of Parent Indebtedness for this purpose any guarantee obligations of Parent Group in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates) by any member of the Consolidated Group or any Investment Affiliate other than Guarantees arising out of any arrangement referred to on

                  Schedule 3.aa to the Purchase Agreement (which arrangements are hereby approved) but only to the extent that the Parent Indebtedness outstanding at any time relating to such arrangement does not exceed the maximum amount of Parent Indebtedness that may be incurred in connection with such arrangement in accordance with the terms thereof as of April 17, 2002 (but nothing contained herein shall prohibit the extension of such arrangements in accordance with the existing extension options relating thereto).

                           (iv) With respect to any JV, (i) the Company shall
                  not, and shall not permit any of its Subsidiaries or Investment Affiliates (other than such JV) to, incur, assume or permit to exist any Guarantee of JV Indebtedness (excluding from the definition of JV Indebtedness for this purpose any guarantee obligations of such JV in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates (other than such JV)) by any member of the Consolidated Group or any Investment Affiliate (other than such JV) other than a Guarantee of no more than the Company's pro rata portion (based on the Company's direct or indirect percentage ownership interest in such JV) of such JV Indebtedness; (ii) the Company shall not, and shall not permit any of its Subsidiaries or Investment Affiliates (other than such JV) to, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to JV Indebtedness (excluding from the definition of JV Indebtedness for this purpose any guarantee obligations of such JV in respect of primary obligations of the Company or any of its Subsidiaries or Investment Affiliates (other than such JV)); (iii) the Company shall not permit such JV to create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, pursuant to any arrangement relating to Indebtedness of another Entity (other than Indebtedness of a member of the Consolidated Group or an Investment Affiliate (in either case, other than another
                  JV) with respect to which Indebtedness such member or Investment Affiliate is the primary obligor); and (iv) the Company shall not permit such JV to create, incur or assume any Guaranty pursuant to any arrangement relating to Indebtedness of another Entity (other than Indebtedness of a member of the Consolidated Group or an Investment Affiliate (in either case, other than another JV) with respect to which Indebtedness such member or Investment Affiliate is the primary obligor). "



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



         5. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Restated Agreement shall remain in full force and effect in accordance with its terms.

         6. COUNTERPARTS. This Third Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same document and all signatures need not appear on the same page.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment (and General Growth Properties, Inc. has executed this Third Amendment solely for the purpose of binding itself under Section 7 of Schedule B to the Restated Agreement, as amended hereby) on the day and year first above written.

                            MANAGING MEMBER:

                            GGP LIMITED PARTNERSHIP, a Delaware
                            limited partnership

                            By: General Growth Properties, Inc., a Delaware corporation, its general partner


                                     By:      /s/ Bernard Freibaum
                                         ---------------------------------------
                                         Name: Bernard Freibaum
                                         Title: Executive Vice President

                                     110 North Wacker Drive
                                     Chicago, Illinois  60606
                                     Attention:  John Bucksbaum


                            CERTAIN OTHER MEMBERS:

                            CALEDONIAN HOLDING COMPANY, INC., a
                            Delaware corporation

                            By:      /s/ Bernard Freibaum
                                ------------------------------------------------
                                 Name: Bernard Freibaum
                                 Title: Executive Vice President

                                     110 North Wacker Drive
                                     Chicago, Illinois 60606
                                     Attention:  John Bucksbaum

                            GGP AMERICAN PROPERTIES INC., a
                            Delaware corporation

                                        By:      /s/ Bernard Freibaum
                                            ------------------------------------
                                             Name: Bernard Freibaum
                                             Title: Executive Vice President

                                                 110 North Wacker Drive
                                                 Chicago, Illinois 60606
                                                 Attention:  John Bucksbaum


                                        GSEP 2000 REALTY CORP.

                                        By:   /s/ Eric Lane
                                           -------------------------------------
                                              Name: Eric Lane
                                              Title: President and CEO

                                                 c/o Goldman, Sachs & Co.
                                                 One New York Plaza
                                                 New York, New York 10004
                                                 Attention:  Eric Lane


                                        GSEP 2002 REALTY CORP.

                                        By:   /s/ Eric Lane
                                           -------------------------------------
                                              Name: Eric Lane
                                              Title: President and CEO

                                                 c/o Goldman, Sachs & Co.
                                                 One New York Plaza, 40th Floor
                                                 New York, New York 10004
                                                 Attention:  Eric Lane

                                        GGPI:

                                        GENERAL GROWTH PROPERTIES, INC.,
                                        a Delaware corporation

                                        By:      /s/ Bernard Freibaum
                                            ------------------------------------
                                             Name: Bernard Freibaum
                                             Title: Executive Vice President

                                                 110 North Wacker Drive
                                                 Chicago, Illinois 60606
                                                 Attention:  John Bucksbaum




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